Supplement Dated September 11, 2009

to the Currently Effective

Class IA and Class IB Prospectuses

Dated May 1, 2009

For Hartford HLS Funds (the “Prospectuses”)

Termination of the U.S. Department of Treasury Guarantee Program for Money Market Funds

Effective September 18, 2009, the U.S. Department of the Treasury’s Temporary Money Market Fund Guarantee Program (the “Guarantee Program”) will automatically expire.

The Guarantee Program became effective on September 19, 2008 and provided that, subject to certain conditions and limitations, certain investors in a participating fund, including Hartford Money Market HLS Fund (the “Fund”), would receive $1.00 for each Fund share held as of the close of business on September 19, 2008 in the event that the Fund liquidated at a net asset value per share below $1.00 (a “guarantee event”). The Program covered only the amount an investor held in the Fund as of the close of business on September 19, 2008 or the amount an investor held if and when a guarantee event occurred, whichever was less.

The Guarantee Program had an original term of three months beginning on September 19, 2008.  However, the Secretary of the Treasury was granted the discretion to extend the Guarantee Program up to a maximum term of one year.  In the exercise of that discretion, the Secretary of the Treasury twice extended the Guarantee Program, most recently effective May 1, 2009.  Effective May 1, 2009, the Guarantee Program was extended up to its maximum one year term.  Under the terms of its enabling legislation, the Guarantee Program will automatically expire on September 18, 2009.

As a result of the automatic expiration of the Guarantee Program, the U.S. Department of the Treasury will no longer provide a guarantee that shareholders of record in the Fund — or any other participating money market fund — as of September 18, 2008 will receive $1.00 for each Fund share held as of the close of business on September 19, 2008 in the event the Fund is liquidated at a net asset value per share below $1.00.  The expiration of the Guarantee Program is not expected to have any other impact on the Fund or its shareholders.

Accordingly, effective September 18, 2009, all references contained in the Prospectuses related to the Fund’s participation in the Guarantee Program are removed in their entirety.

Neither this Prospectus supplement, the above-referenced Prospectuses, nor the Fund are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.

This Supplement should be retained with your Prospectus for future reference.